SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

April 16, 2003

(Date of earliest event reported)

Staten Island Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13503	13-3958850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1535 Richmond Avenue, Staten Island, New York		10314
(Address of principal executive offices)		(Zip Code)

(718) 447-8880
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Item 5.                         Other Events and Regulation FD Disclosure

On April 16, 2003, Staten Island Bancorp, Inc. (the “Company”) issued a press release announcing its declaration of a cash dividend, payable on May 12, 2003 to stockholders of record on April 28, 2003.

Item 7.                         Financial Statements, Pro Forma Financial Information and Exhibits

(a)                                  Not applicable.

(b)                                 Not applicable.

(c)                                  Exhibits:

99.1                           Press Release declaring cash dividend.

99.2                           Press Release reporting results of operations for the quarter ended March 31, 2003.

Item 9.                         Regulation FD Disclosure

On April 16, 2003, the Company also issued a press release reporting its results of operations for the quarter ended March 31, 2003.

The information regarding the Company’s results of operations and financial condition, which is required by Item 12 of Form 8-K, is being furnished herein under Item 9 pursuant to Release No. 34-47583 of the U.S. Securities and Exchange Commission.

The Company’s press releases, both of which are dated April 16, 2003, are attached hereto as exhibits to this Form 8-K and are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STATEN ISLAND BANCORP, INC.

Date: April 17, 2003	By:	/s/ Edward J. Klingele
Edward J. Klingele
Senior Vice President and Chief Financial Officer